                                                                   Exhibit 10.02

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.

                                 January 1, 2004

                           WHOLESALE SUPPLY AGREEMENT

This letter will confirm the agreement ("AGREEMENT") between Cardinal Health* ("CARDINAL") and CVS Pharmacy Inc. ("CVS") under which CVS will purchase certain pharmaceutical and other products from Cardinal on the following terms and conditions:

      SECTION 1. DESIGNATION AS [***].

      (a) Retail Pharmacies. During the term of this Agreement, CVS will designate Cardinal as [***] operated by CVS (collectively, the "PHARMACIES" and individually, a "PHARMACY") subject to Section 1(a) Disclosure Schedule. A list of the Pharmacies (the "[***]") will be provided by CVS to Cardinal from time to time during the term of this Agreement.

      (b) Distribution Centers. During the term of this Agreement, CVS will designate Cardinal as [***] operated by CVS ("CVS PHARMACY DCS") subject to Section 1(b) Disclosure Schedule. A comprehensive list [***] as of January 1, 2004 (the date of this agreement) (the "Total DC List") is set forth in the Section 1(b) Disclosure Schedule.

      (c) [***]. This Agreement [***] purchases which are made by CVS on behalf of the CVS [***].

      (d)   CVS Commitment. This Agreement pertains only [***] to Pharmacies.

      SECTION 2. SALE OF MERCHANDISE AND [***].

      (a) Primary Requirements. [***] and the CVS Pharmacy [***] purchase from Cardinal during the term of this Agreement its [***] (as defined in the Section 2(a) Disclosure Schedule) of pharmaceutical products ("RX PRODUCTS"), which consist of purchases of Rx Products for (a) [***] ("[***] PURCHASES"); and (b) [***] ("[***] PURCHASES"). CVS may purchase from Cardinal, at CVS' discretion, [***] its health and beauty aids, home health care products and other inventory carried by Cardinal ("[***] PURCHASES"). For purposes of this Agreement, the term "[***]" with respect to a period means all purchases of Merchandise [***] by CVS (and in some circumstances, either the CVS Pharmacy [***]) from Cardinal during that period, [***]. For purposes of this Agreement, the term "MERCHANDISE" will mean the Rx Products (and [***] Purchases, with respect to the Pharmacies only).

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      Notwithstanding anything in this Agreement to the contrary, CVS retains the right [***] Rx Products [***].

      (b) [***]. The Section 2(b) Disclosure Schedule describes the terms by which CVS will make its [***] through Cardinal.

      (c) Discontinued Merchandise. Cardinal will [***], subject to such credit considerations concerning the applicable manufacturer as Cardinal may reasonably consider appropriate (including but not limited to, potential insolvency or outstanding balance owed to Cardinal without legitimate reason for dispute). CVS [***] detailed in Section 2(c) Disclosure Schedule will be purchased from each of Cardinal's distribution centers servicing CVS Pharmacies per month. If Cardinal notifies CVS that [***], then Cardinal [***]. If Cardinal [***], CVS will [***]. Cardinal will use reasonable efforts to ensure that [***], which may include, but not be limited to, [***]. Alternatively, Cardinal and CVS may mutually agree to [***].

      (d) Generally. CVS will be liable for any payment owed to Cardinal from any [***] for purchases made hereunder. [***] to determine what Merchandise it will carry based upon product quality, manufacturer indemnity, insurance, and other policies, and other standards determined by it, and may [***] items of Merchandise with limited or no movement activity [***]. Notwithstanding the foregoing, Cardinal's decision [***] for reasons other than product quality (relative to FDA instructions), manufacturer indemnity, and insurability shall not excuse Cardinal from complying with the [***] in Section 2(b) Disclosure Schedule and Section 9 Disclosure Schedule. Both parties agree that Cardinal's inability to provide CVS with the [***] Section 2(b) Disclosure Schedule and Section 9 Disclosure Schedule represents a material breach of this Agreement.

      (e) Representation of Status. Cardinal represents that it is, and will continue to be during the term of this Agreement, [***].

      SECTION 3. PURCHASE PRICE. As further described in Sections 3(a) and 3(b) Disclosure Schedules, CVS will pay a purchase price ("COST OF GOODS") for products purchased under this Agreement as follows:

      (a) [***] Purchases and [***] Purchases. CVS will pay a Cost of Goods for Merchandise in an amount equal to Cardinal's Cost plus the percentage set forth in the Section 3(a) Disclosure Schedule. The term "CARDINAL'S COST" as used herein means [***] for Merchandise as of the date [***], adjusted to reflect [***].

      By way of illustration only and not as a limitation, the [***]. In the event that a [***] Cardinal would [***] (Pharmacies and CVS Pharmacy [***], if applicable). Notwithstanding the foregoing, Cardinal will not [***] without CVS' expressed written consent. It will be Cardinal's sole responsibility to notify in writing [***] (with copy to CVS subject to Section 13) [***].

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      As set forth in Section 3(a) Disclosure Schedule, the purchase price for selected Merchandise, including but not limited to, [***] will not be based upon Cardinal's [***] described above but will instead be [***] for such Merchandise. Merchandise described in this paragraph is sometimes referred to as [***]. CVS may, but will have no obligation to, [***].

      (b) [***]. CVS will pay a purchase price for all [***] in an amount equal to the cost set forth on the Section 3(b) Disclosure Schedule.

      (c) Cost of Goods [***]. CVS' Cost of Goods for [***] Purchases and [***] Purchases will be subject to [***] as described in the Section 3(c) Disclosure Schedule.

      (d) Generally. Each party hereto acknowledges and agrees that its obligation to pay the purchase price for all [***] and other amounts due or to become due under this Agreement will not be [***] for any reason, except as further described in this Agreement.

      Each party acknowledges and agrees that its obligation to pay the other amounts due under this Agreement or become due under this Agreement will [***] for any reason, except as further described in this Agreement. If a party to this Agreement that is obligated to pay monies hereunder (the "Payor") fails to pay the other party (the "Payee") amounts due under this Agreement (which Payee reasonably believes it is due), [***] amounts due Payor. Any [***] incorrectly or improperly recognized (i.e., excluding legitimately disputed amounts) by Payee will be paid to Payor as soon as possible and in any event no later than [***] following notification from Payor of such [***] provided Payee agrees that [***] was [***]. Payee agrees to pay when due any amounts not in dispute.

      CVS and Cardinal commit to work with each other to mutually resolve any disputed amounts.

      Furthermore, it is both parties intention that all Agreement components and [***] stand on their own; there will be [***].

      SECTION 4. PAYMENT TERMS.

      (a) [***] Purchases and [***] Purchases. CVS will cause Cardinal to receive payment in full and remittance by [***] for all [***] Purchases and [***] Purchases according to the schedule set forth in the Section 4 Disclosure Schedule subject to the terms and conditions of this Agreement.

      (b) [***]. CVS will cause Cardinal to receive payment in full [***] according to the schedule set forth in the Section 4 Disclosure Schedule subject to the terms and conditions of this Agreement.

      (c) [***]. All payments made by CVS to Cardinal under this Agreement will be [***], so as to provide Cardinal with good funds immediately available to

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      Cardinal on the date such payment is due according to the schedule set forth in the Section 4 Disclosure Schedule. In the event [***] temporarily interrupted or cannot be utilized, CVS and Cardinal will seek alternative payment methods to ensure that Cardinal receives good funds as soon as practical. To the extent that a specific payment is unnecessarily delayed due to an issue [***], CVS agrees to work with Cardinal to make such payment as expeditiously as possible. As indicated in Section 4 Disclosure Schedule, CVS and Cardinal may mutually agree to a payment arrangement that is reflective of a change in normal terms to accommodate for [***] due to the fact that [***].

      (d) Generally. If Cardinal reasonably believes that CVS [***], then Cardinal has the right to request that CVS provide it with information within [***] from the date CVS receives the request (i.e., if CVS receives Cardinal's request at 3:00 p.m. [***] (as applicable), in reasonable detail, [***], and that may resolve any such [***] by Cardinal. In addition, CVS agrees to [***] Cardinal in the event CVS [***] with respect to its [***], including, but not limited to an [***]. If Cardinal has requested such information or CVS has notified Cardinal as set forth above and Cardinal and CVS cannot [***] any such issues pursuant to a reasonable solution, then Cardinal may (i) [***] thereafter to the [***] of CVS' [***] during the immediately preceding [***]; (ii) [***], and (iii) in the event that [***] (as defined below), give CVS notice of the [***] under this Agreement by 10:00 a.m. Eastern Standard Time on a business day and require [***] of payment of such amount by [***] by 2:00 p.m. Eastern Standard Time on the [***]. As used within this paragraph, a "[***]" shall mean [***]. [***], the parties will meet every approximate [***] following the execution of such action to review [***], and to reasonably consider reinstating the [***] of such action. [***], then CVS may choose to [***] if it finds Cardinal's [***] unacceptable. If the Agreement is [***] pursuant to this Section 4(d), the Agreement shall [***] (unless mutually agreed upon in writing by the parties) until [***] of the [***].

      If CVS reasonably believes that Cardinal has suffered [***] that has materially, adversely affected (or will imminently materially, adversely affect) Cardinal's [***] any term or condition of this Agreement or Cardinal's [***] due CVS, then CVS has the right to request that Cardinal provide it with information within [***] from the date Cardinal receives the request (i.e., if Cardinal receives CVS' request at 3:00 p.m. [***] that further [***] (as applicable), in reasonable detail, [***], and that may resolve any such concerns raised by CVS. In addition, Cardinal agrees to [***] CVS in the event Cardinal believes it [***] with respect to its [***], including an [***], that has materially, adversely effected (or will imminently materially, adversely affect) Cardinal's ability to [***], or Cardinal's [***]. If CVS has requested such information or Cardinal has notified CVS as set forth above, then CVS may (i) [***] of any [***] or any [***] CVS, (ii) [***], and (iii) in the event that Cardinal is in [***] (as defined below), give Cardinal notice of the [***] under this Agreement by 10:00 a.m. Eastern Standard Time on a business day and require [***] of payment of such amount by [***] by 2:00 p.m. Eastern Standard Time on the [***]. As used within this paragraph, a "[***]" shall mean [***]. If any of the [***], the parties will meet every approximate

      [***] following the execution of such action to review [***], and to reasonably consider reinstating the [***] of such action. [***], then Cardinal may choose to [***] written notice if it finds CVS' [***] unacceptable. If the Agreement is [***] pursuant to this Section 4(d), the Agreement shall [***] (unless mutually agreed upon in writing by the parties) until [***] of the [***].

      (e) [***]. As an inducement for Cardinal to supply Merchandise and provide services to [***] CVS, whether [***], CVS Corporation [***] from CVS to Cardinal under this Agreement.

      SECTION 5. DELIVERY/ORDER SUBMISSION PROCEDURES. Cardinal will deliver the Merchandise [***] and exercise its [***] provide an efficient delivery schedule designed to meet the [***] Cardinal and the Pharmacies. All deliveries will be accompanied by an invoice and all delivery costs ([***]) absorbed by Cardinal. Cardinal will deliver Merchandise to [***] or other Pharmacies mutually agreed upon by the parties from time to time) as [***] (exclusive of holidays, etc.). Any additional deliveries will constitute emergency deliveries, which if required, will [***] at Cardinal's [***] for such deliveries. Delivery schedules and purchase order deadlines may be reviewed and changed from time to time [***]. Delivery of [***] will be subject to the terms and conditions set forth in the Section 2(b) Disclosure Schedule.

The [***] will submit all orders, except for orders for [***], for all Merchandise to Cardinal via [***] (to be provided by Cardinal) or other [***]. Any such equipment supplied by Cardinal will be returned to Cardinal by CVS upon the expiration or termination of this Agreement for any reason, [***], Cardinal's proprietary rights are threatened. In the event that [***] temporarily interrupted for reasons beyond the control of CVS or Cardinal, CVS may place [***] parties will [***] to rectify the problem.

DEA Form 222 may be [***] Cardinal distribution center, or other mutually agreed upon method. Schedule II orders will be delivered within [***] of Cardinal's receipt of the signed original DEA Form 222. CVS acknowledges that if CVS gives the DEA Form 222s to the delivery driver, [***] the DEA Form 222 to the applicable Cardinal distribution center. Notwithstanding the foregoing, no
Schedule II orders will be delivered other than in compliance with DEA regulations.

Additionally, CII orders must be shipped [***] and courier must be [***] when order is received and checked in by CVS, CVS reserves the right to refuse any CII order that contains any [***].

      SECTION 6. OTHER SERVICES.

      (a) CardinalCHOICE-HQ(TM). Cardinal will license [***] CardinalCHOICE-HQ(TM) software systems to CVS' headquarters on the terms set forth in the Section 6(a) Disclosure Schedule. Such licensing will be pursuant to the terms and conditions of [***]. In addition, Cardinal will provide CVS with the related hardware as described in the Section 6(a) Disclosure Schedule, pursuant to [***].

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      Cardinal [***] to all CVS locations ([***], and support locations) access to Cardinal.com.

      (b) Management Information Services. Cardinal will provide to CVS those programs and services described in the Base Service Package set forth in
      Section 6(b) Disclosure Schedule on the terms and conditions described in that schedule.

      (c) [***]. Cardinal will make available to the Pharmacies participation in Cardinal's [***] program, [***].

      (d)   [***].

            (i) CVS will [***] a Pharmacy [***] with the necessary skill set to act as a liaison between Cardinal and CVS. During the term of this Agreement and for a [***] period thereafter, Cardinal will not directly or indirectly employ, engage, or otherwise solicit for employment or engagement such employee, or induce or encourage such employee to terminate or otherwise modify such employee's relationship with CVS. Furthermore, [***] as detailed in Section 6(d) Disclosure Schedules. [***] shall keep any and all information disclosed by Cardinal confidential pursuant to Section 17.

            (ii) Cardinal will also [***] a Pharmacy employee with the necessary skill set to act as a liaison between Cardinal and CVS and work on matters related to this Agreement. This employee will [***] to CVS [***] basis and perform [***] on average. CVS and Cardinal will mutually agree on the appropriate candidate to fill this position as it becomes necessary from time to time. During the term of this Agreement and for a [***] period thereafter, CVS will not directly or indirectly employ, engage, or otherwise solicit for employment or engagement such employee, or induce or encourage such employee to terminate or otherwise modify such employee's relationship with Cardinal. The Cardinal Employee shall keep any and all information disclosed by CVS confidential pursuant to Section 17.

      (e) [***]. CVS will [***] as it relates to CVS' Authorized [***], as more fully described in the Section 6(e) Disclosure Schedule.

      SECTION 7 CVS [***] AND [***] PROGRAM.

      (a) Cardinal understands that CVS has established [***], which includes items CVS stocks in [***] and certain other products as CVS designates (the "[***]"). Whenever a Pharmacy orders a [***] Cardinal will [***] the corresponding [***] if applicable. [***] be defined as a [***] as detailed by First Data Bank's (FDB) NDDF Plus(TM) data dictionary. A [***] will have the following values assigned to the NDC level by FDB:

            -     [***]

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            -     [***]

      All drug products classified with a [***] and [***] will be considered [***]. In the event CVS, for [***] purposes, decides to elect certain items as [***]; CVS will furnish Cardinal with notification and the drug shall be [***] as instructed by CVS.

      Cardinal will regularly update its files to ensure all [***] set forth above is refreshed expeditiously to ensure [***] reflects current marketplace conditions.

      As stated above, whenever a Pharmacy orders a [***] Cardinal will [***] to the corresponding [***] item if applicable. [***] will be [***] on the [***] or as specifically directed by CVS. In addition, the program will ensure the [***] is shipped to the store in a [***] to or [***] the [***], unless otherwise specifically directed by CVS.

      For example; [***]. CVS' required [***] is further defined in Section 7(a) Disclosure Schedule.

      CVS will have the ability to [***]. For example, [***]. Although the [***]. In addition, [***].

      Cardinal will also [***].

      For example, [***].

      If the item ordered [***] have a corresponding item on the [***] or if the item is unavailable, Cardinal will [***] such item with the corresponding [***], if any, from the [***] (the "[***]") in the [***] ordered.

      In the event that the [***] item is [***], then Cardinal will [***] the item with the [***] corresponding item under the [***] (the "[***]") in the [***] ordered. If a corresponding item [***], Cardinal will ship the item as [***]. Notwithstanding anything in the foregoing to the contrary, CVS reserves the right to [***] Cardinal from [***] from the [***] for corresponding items on the [***].

      CVS has provided Cardinal with [***] as of January 1, 2004 (the date of this Agreement). As items on the [***] change from time to time, CVS [***] with electronic notice of such changes including the proposed effective date of such change. As it pertains to [***] only, Cardinal will [***], and have available for [***] within [***] of receipt of such notice. In the event that [***] level of any product being deleted from the [***], then Cardinal will [***] and Cardinal and CVS will mutually agree upon [***]. In addition, CVS will provide Cardinal [***], in an [***], with a list setting forth all items on [***] as of the end of the previous month. Cardinal will use the information on such files to verify its records of [***] and notify CVS of any discrepancies so that such discrepancies may be reconciled and corrected.

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      Cardinal will [***] upon request by CVS. [***] are defined as items for which either the [***] in FDB are not [***]. This definition specifically excludes items for which Cardinal has been notified by CVS to designate in a manner regardless of the [***]. In cases where an existing [***] or changed and a [***], Cardinal will seek approval from CVS prior to any [***] to said new item.

      Cardinal will accommodate [***].

      CVS may in the future decide to institute an [***] similar to the [***]. Cardinal will support any [***] as designed by CVS. [***] will be based entirely on the [***].

      Any and all [***] and ([***]) must be in accordance with the most recent First Data Bank data that is available. Cardinal [***] and [***] data [***] and [***] will not be passed to CVS. CVS may instruct Cardinal to [***], specifically as it relates to [***].

      (b) CVS will be [***] to a [***] (in the form of a [***]) based on the [***] of [***] Rx Products purchased by the Pharmacies as described in the
      Section 7(b) Disclosure Schedule.

      SECTION 8. CONTRACT ADMINISTRATION.

Cardinal will [***] subject to their continued validity in accordance with applicable laws and subject to such [***] concerning the applicable [***]. Notwithstanding the foregoing, [***] shall not excuse Cardinal from complying with the [***] detailed in Section 9 Disclosure Schedule or extending the applicable [***] to CVS (i.e., [***]). Cardinal will begin [***] within the later of: (i) [***] after Cardinal has received a copy of the [***] from CVS, or
(ii) the [***] date of the [***] by Cardinal directly from [***] must be forwarded to CVS within [***] for CVS' written approval [***].

      SECTION 9. [***].

Cardinal will provide CVS with the [***] in the Section 9 Disclosure Schedule and Section 2(b) Disclosure Schedules.

      SECTION 10. [***] POLICY.

      (a) Cardinal will accept [***] in accordance with the [***] process as detailed in Section 10(a) Disclosure Schedule. Set forth in the Section 2(b) Disclosure Schedule [***].

      (b) As it relates to [***] CVS and Cardinal will work in accordance with the [***] set forth in the Section 10(b) Disclosure Schedule.

      (c) As it relates to [***], CVS shall use commercially reasonable efforts to immediately [***] (whether alleged or verified) to Cardinal for [***]. Cardinal will [***] CVS at CVS' [***] for any and all [***] Cardinal by CVS and all other [***] incurred by CVS as it pertains to [***] and Cardinal's instructions related to [***].

      SECTION 11. TERM.

      (a) The term of this Agreement will begin on [***] (the "COMMENCEMENT DATE"), and will continue for [***] thereafter (the "INITIAL TERM"). This Agreement may be renewed for successive renewal periods of one (1) year each upon mutual written agreement of the parties. In the event either party desires not to renew the Agreement at the expiration of the Initial Term or any renewal term, that party shall provide the other party with [***] written notice prior to the expiration of the then current term. In the event such notification is not provided with at least the [***] notice or if no notice is given, the then current term shall be extended for a period of [***] after the expiration of such term to provide for an adequate transition period. Any reference in this Agreement to the "term of this Agreement" will include the Initial Term and any renewal term.

      (b) Either party may effect an [***] of this Agreement [***] giving written notice to the other party, provided such party has first given written notice to the other party of the occurrence of a material breach of this Agreement (which notice will specify the nature of such breach) and the other party has failed to cure such breach within [***] following its receipt of such notice or, in the event such breach is not capable of being cured in such [***] period, the breaching party's failure to diligently prosecute such cure thereafter. Notwithstanding the foregoing, any failure to make any payment when due under this Agreement or any failure by the other party to perform as described within this Agreement which negatively impacts the other party's ability to perform their respective business functions, such period in which to [***] will be [***].

      (c) Either party will have the [***] upon notice to the other party following the commencement of any [***] with respect to such other party or its assets, the [***] by such other party, or the [***] by or for such other party.

      (d) CVS' and [***] to each other which have accrued to date of termination or expiration will survive termination or expiration of this Agreement as shall all other obligations which by their nature extend beyond the term of the agreement, including but not limited to the obligation in Sections 16, 17, and 18. CVS and Cardinal will mutually agree on the transition of services provided by the other.

      (e) Upon termination of this Agreement for any reason, CVS' rights as a licensee of CardinalCHOICE-HQ(TM) software and other Cardinal software will automatically expire, and CVS will (upon request) [***] software and any related hardware not purchased by CVS to [***]. Upon termination of this Agreement

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      for any reason, Cardinal [***] provide CVS with access to CVS' historical purchase data.

      (f) This Agreement will supersede and replace that certain Wholesale Supply Agreement dated August 16, 2000 by and between Cardinal and CVS (the "ORIGINAL AGREEMENT"), and all extensions thereof. Upon commencement of this Agreement, the Original Agreement will terminate and be of no further force or effect whatsoever.

      (g) For purposes of this Agreement the term "PROGRAM YEAR" means the twelve (12) month period beginning on January 1st and ending on December 31st, except for the final Program Year, which will be a six (6) month period beginning January 1st and ending [***].

      (h) In addition to all other [***] rights set forth in this Agreement, either party shall have the right to [***] this Agreement for [***] with [***] advance written notice [***] as described in the Section 11(h) Disclosure Schedule.

      SECTION 12. [***].

CVS and Cardinal will implement a [***] as described in the Section 12 Disclosure Schedule.

      SECTION 13. NOTICES.

All notices required or permitted under this Agreement will be in writing to the other party at the address set forth below (or such other address as that party may give to the other party by written notice hereunder) and will be [***].

      If to:

      CVS Pharmacy, INC.               CARDINAL HEALTH

      One CVS Drive                    7000 Cardinal Place
      Woonsocket, RI 02895             Dublin, Ohio  43017
      Attn: Vice President,            Attn:  Senior Vice President,
            Pharmacy Merchandising            Retail Sales and Marketing
      Telecopy:  (401) 769-9473        Telecopy:  (614) 757-8787

      with copy to:                    with copy to:

      General Counsel                  Chief Legal Officer at the same address
      at the same address              Telecopy:  (614) 757-8919
      Telecopy: (401) 765-7887

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      SECTION 14. TAXES/COMPLIANCE WITH LAWS.

[***] any sales, use, excise, gross receipts, or other federal, state, or local taxes or other assessments ([***]) and related interest and penalties in connection with or arising out of the transactions contemplated by this Agreement. [***].

If and to the extent any [***] or applied by Cardinal with respect to the Merchandise and/or [***] purchased under this Agreement, then applicable provisions of the Medicare/Medicaid and state health care fraud and abuse/anti-kickback laws (collectively, "fraud and abuse laws") may require disclosure of the applicable price reduction on CVS' claim or cost reports for reimbursement from governmental or other third parties. [***] applicable provisions of the fraud and abuse laws and [***] for any failure on [***].

[***] that all of the Pharmacies are properly and completely licensed in compliance with all applicable state and federal laws, regulations, rules and orders. [***] will be provided in the form of a schedule listing all of the Pharmacies, and their respective [***] Cardinal with an updated good faith schedule no later than [***] which will include information for the [***].

      SECTION 15. FORCE MAJEURE.

One or more of Cardinal's or CVS' obligations under this Agreement will be excused if, but only if, and to the extent that any delay or failure to perform such obligations is due to fire or other casualty, validated (by Cardinal and CVS) product or material shortages, strikes or labor disputes, transportation delays, validated (by Cardinal and CVS) manufacturer out-of-stocks or delivery disruptions, acts of God, validated (by Cardinal and CVS)seasonal supply disruptions, or other causes beyond the reasonable control of Cardinal or CVS (a "FORCE MAJEURE EVENT"). [***] in the Section 3(a) Disclosure Schedule shall be [***] the event of force majeure.

      SECTION 16. RECORDS AND AUDIT.

      (a) Cardinal will maintain records pertaining to the Merchandise purchased by CVS under this Agreement as required by applicable federal, state and local laws, rules and regulations. Not more than [***] and following [***] advance written notice to Cardinal, or as required by administrative ruling or court order, CVS will have the right to appoint one or more of its agents or employees to review [***] for the sole purpose of verifying compliance with the [***] of this Agreement or compliance with any other material terms of this Agreement. Any such review will be [***] of historical information as of the date such review begins, except if Cardinal is required by applicable law to maintain records pertaining to the Merchandise purchased by CVS under this Agreement for a [***] months, then Cardinal will also allow CVS to access such information. The information will be subject to [***] the information prior to beginning the review. Notwithstanding the foregoing, [***]. Further, with respect to [***] which must remain [***] relating to such [***] through an employee [***] deemed reasonably [***] to verify compliance with the [***] of such [***]. Such [***] complied with the [***] otherwise disclose to [***].

      (b) CVS will maintain records pertaining to the Merchandise purchased all Pharmacies and CVS Pharmacy DCs, whether now or hereafter owned, managed or operated by CVS, under this Agreement as required by applicable federal, state and local laws, rules and regulations. Not more than [***] or as required by administrative ruling or court order, and following [***] advance written notice to CVS, Cardinal will have the right to appoint one or more of its employees or agents to review [***] Rx Products for the sole purposes of verifying that [***] CVS Pharmacy DC [***] from Cardinal, as further described in the Section 2(a) Disclosure Schedule or compliance with any other material terms of this Agreement. Any such review will be of [***] historical information as of the date such review begins, except if CVS is required by applicable law to maintain records pertaining to the Merchandise purchased by CVS under this Agreement for a [***], then CVS will allow Cardinal to access such information also. The information will be subject to [***] the information prior to beginning the review. Notwithstanding the foregoing, [***] and Cardinal. Further, with respect to [***] which must remain [***] through an employee to verify compliance with the [***]. Such [***] of this Agreement, but [***] otherwise disclose to [***].

      SECTION 17. CONFIDENTIALITY.

Each party acknowledges that as a result of this Agreement, that party and its employees and agents, will learn confidential information of the other party (including, but not limited to, the information Cardinal provides to CVS pursuant to the [***] set forth in the Section 12 Disclosure Schedule). Neither party will disclose any confidential information of the other party to any person or entity, or use, or permit any person or entity to use, any of such confidential information, excepting only: [***] is provided only on an aggregate or "blinded" basis and not identified specifically as CVS information other than as otherwise contemplated or described in this Agreement. The specific material terms of this Agreement will be deemed to be confidential information of each party. Each party will be responsible for any breach of this confidentiality provision by its representatives.

The obligations of confidentiality hereunder will survive the termination of this Agreement for a period of two (2) years. Upon termination of this Agreement (for any reason) each party will promptly: (i) return to the other party all documentation and other materials (including copies of original documentation or other materials) containing any confidential information of the other party; or
(ii) certify to the other party, pursuant to a certificate in form and substance reasonably satisfactory to the other party, as to the destruction of all such documentation and other materials. Notwithstanding the foregoing, each party may keep one copy of any documentation containing confidential information of the other party, provided that such copy will be retained and used solely by the legal department of that party.

      SECTION 18. INDEMNITY.

Cardinal will indemnify and hold harmless CVS and all future parent corporations, subsidiaries and affiliates and each of their officers, directors, employees and representatives (collectively referred to in this paragraph as CVS) from and against [***] in accordance with this Agreement or in accordance with applicable law, it being understood, however, that other [***] than as specifically stated in this paragraph. In addition, Cardinal will [***] to CVS (on a non-exclusive basis) any [***] and [***]. Notwithstanding anything to the contrary herein, Cardinal reserves its own rights [***].

CVS will indemnify and hold harmless Cardinal and all future parent corporations, subsidiaries and affiliates and each of their officers, directors, employees and representatives (collectively referred to in this paragraph as Cardinal) from and against [***], it being understood, however, that [***] is being provided other than as specifically stated in this paragraph. The parties agree that neither CVS nor Cardinal will be obligated under this section 18 with respect to any claim that results solely from the [***] of the other party.

      SECTION 19. INSURANCE.

Cardinal and CVS agree to maintain the insurance as set forth in the Section 19 Disclosure Schedule.

      SECTION 20. ENTIRE AGREEMENT; SUCCESSORS.

This Agreement, together with the Disclosure Schedules referenced herein, constitutes the entire Agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, proposals, and understandings between the parties relative to the subject matter hereof. [***] If all or substantially all of the stock or assets of CVS Corporation are acquired by an unrelated third party (which expressly excludes a merger where CVS Corporation is the surviving entity), then Cardinal [***], by providing written notice to CVS of its [***] to the intended [***]. Further, if all or substantially all of the stock or assets of Cardinal Health, Inc. are acquired by an unrelated third party (which expressly excludes a merger where Cardinal Health, Inc. is the surviving entity), then CVS [***] this [***], by providing written notice to Cardinal of its [***] to the intended [***]. This Agreement will be binding on, and inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

      SECTION 21. AMENDMENTS.

No changes to this Agreement will be made or be binding on any party unless made in writing and signed by each party to this Agreement.

      SECTION 22. WAIVER.

Neither party's failure to enforce any provision of this Agreement will be considered a waiver of any future right to enforce such provision.

      SECTION 23. GOVERNING LAW.

This Agreement will be governed by the laws of the State of Ohio, without regard to choice of law principles.

      SECTION 24. RELATIONSHIP OF THE PARTIES.

The relationship of the parties is and will be that of independent contractors. This Agreement does not establish or create a partnership or joint venture among the parties.

      SECTION 25. SEVERABILITY.

The intention of the parties is to fully comply with all applicable laws and public policies, and this Agreement will be construed consistently with all such laws and policies to the extent possible. If and to the extent that a court of competent jurisdiction determines that it is impossible to so construe any provision of this Agreement and consequently holds that provision to be invalid, such holding will in no way affect the validity of the other provisions of this Agreement, which will remain in full force and effect.

      SECTION 26. ANNOUNCEMENTS.

CVS will not issue any press release or other public announcement, verbally or in writing, referring to Cardinal or any entity which is controlled by or under common control with Cardinal Health, Inc., without Cardinal's prior written consent and advice of counsel. CVS will provide Cardinal's Executive Vice President, Retail Sales and Marketing, 7000 Cardinal Place, Dublin, Ohio 43017, with a written copy of any such press release or other public announcement [***] prior to CVS' intent to issue such release or announcement. CVS is responsible for confirming in writing that Cardinal's Executive Vice President, Retail Sales and Marketing has received any such proposed press release. Any such press release or other public announcement proposed by CVS will be subject to Cardinal's revision and final approval. Nothing contained herein will limit the right of CVS to issue a press release if, in the opinion of CVS' counsel, such press release is required pursuant to state or federal securities laws, rules or regulations.

Cardinal will not issue any press release or other public announcement, verbally or in writing, referring to CVS or any entity which is controlled by or under common control with CVS Pharmacy, Inc., without CVS' prior written consent and advice of counsel. Cardinal will provide CVS' Vice President of Pharmacy Merchandising and Director of Corporate Communications, One CVS Drive, Woonsocket, Rhode Island 02895, with a written copy of any such press release or other public announcement [***] prior to Cardinal's intent to issue such release or announcement. Cardinal is responsible for confirming in writing that CVS' Vice President of Pharmacy Merchandising and Director of Corporate Communications has received any such proposed press release. Any such press release or other public announcement proposed by Cardinal will be subject to CVS' revision and final approval. Nothing contained herein will limit the right of Cardinal to issue a press release if, in the opinion of Cardinal's counsel, such press release is required pursuant to state or federal securities laws, rules or regulations.

      SECTION 27. AUTHORIZED SIGNATORIES.

All signatories to this Agreement represent that they are authorized by their respective companies to execute and deliver this Agreement on behalf of their respective companies, and to bind such companies to the terms herein.

Accepted and Agreed to by:

                                            Cardinal Health*

                                            By: /s/ Mark W. Parrish
                                                --------------------------------
                                            Its: Group President
                                                 -------------------------------
                                            Date: May 17, 2004
                                                  ------------------------------

CVS Pharmacy, INC.

By: /s/ Matthew J. Leonard
    --------------------------------
Its: VP Pharmacy Merchandising
     -------------------------------
Date: June 1, 2004
      ------------------------------

[***]

*The term "CARDINAL HEALTH" means the following pharmaceutical distribution companies: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

                                                SECTION 1(a) DISCLOSURE SCHEDULE

        DETERMINATION OF PHARMACIES THAT WILL DESIGNATE CARDINAL AS [***]

As of the Commencement Date, and throughout the term of this Agreement, CVS will designate Cardinal as [***].

In the event CVS [***] representing: (a) [***] of CVS' Pharmacies as of [***], then CVS [***] Cardinal [***] pursuant to the terms and conditions of this Agreement in a timeframe so as not to compromise CVS' business operations; or
(b) [***] of CVS' Pharmacies as of [***], then CVS [***] Cardinal [***] at CVS' sole discretion (in which case Cardinal and CVS will [***]).

In no event will CVS [***] which may exist related to any retail pharmacies CVS [***].

[***]

Upon [***], as often as quarterly, CVS will provide [***] from Cardinal, as further described in the Section 2(a) Disclosure Schedule.

                                                SECTION 1(b) DISCLOSURE SCHEDULE

                                     [***]

                                 TOTAL DC LIST

         CVS New York, Inc.                 CVS D.S., Inc.
         Three Berry Drive                  10017 Kingston Pike
         Lumberton, NJ 08048                Knoxville, TN 37922

         CVS Pharmacy, Inc.                 CVS IN Distribution, Inc.
         150 Industrial Drive               7590 Empire Drive
         North Smithfield, RI 02896         Indianapolis, IN 46219

         CVS Texas Distribution L.P.
         700 CVS Drive
         Ennis, TX 75119
         (expected open date TBD)


As CVS [***] to support Pharmacies [***] or additional Pharmacies [***] of the Pharmacies [***], CVS will [***] such [***] pursuant to the terms and conditions of this Agreement.

[***]

CVS will keep the [***] and notify Cardinal of anticipated additions to or deletions from the [***] at least thirty (30) days prior to such addition or deletion. If such addition or deletion could not have been reasonably foreseen [***], CVS will notify Cardinal as soon as possible thereafter. In no event will Cardinal [***] pursuant to the terms of this Agreement until [***] after CVS first notified Cardinal that the [***].

If CVS [***], CVS may [***] in a timeframe so as not to compromise CVS' business operations. In no event will CVS [***].

                                                SECTION 2(a) DISCLOSURE SCHEDULE

                                      [***]

The term "[***]" means:

      (a) with respect to the [***], Cardinal will [***] Rx Products [***]. Furthermore, CVS will [***] (as described in the Section 3(a) Disclosure Schedule).

      (b) with respect to [***], CVS will [***] Rx Products [***] in and subject to Section 12 Disclosure Schedule, excluding [***].

Notwithstanding anything in this Agreement to the contrary, CVS retains the right to [***] Rx Products which are [***].

                                                SECTION 2(b) DISCLOSURE SCHEDULE

                          [***] -- TERMS AND CONDITIONS

A.    ORDERING/DELIVERY.

All CVS [***] for [***] Rx Products (except for [***]) will be [***]. All orders referenced in this Section 2(b) Disclosure Schedule are intended to refer to [***] will be handled through [***] located at its corporate headquarters or such other departments designated by [***]. All references [***] Section 2(b) Disclosure Schedule are to [***] or other such designated department. [***] will be generated by specified manufacturer and will include the NDC number, complete product description and to which [***]. Quantities ordered will [***].

[***], at its option, [***] described in Section 12 Disclosure Schedule with [***]. The price for such product from [***] will be equal to the [***] as of [***]. Within [***] of receipt of the order for product, Cardinal will [***] to the [***] Payment for such product [***] will be due at [***] of [***] or [***] (by [***] as [***] and detailed in Section 12 Disclosure Schedule). Cardinal will [***] with respect to [***] and [***] subject to Section 12 Disclosure Schedule.

B.    RECEIVING AND SHIPPING DISCREPANCIES.

      1.    GENERALLY.

      In the event a discrepancy in quantity arises with respect to any shipment, the applicable [***] notify Cardinal of the discrepancy within [***] of the receipt date of the shipment, and will pay the undisputed amount of any such shipment, in accordance with the [***] within this disclosure schedule. In turn, Cardinal may [***] relative to the disputed quantity or pricing.

      If CVS [***] and CVS [***] to CVS, then CVS will [***] in the amount of [***]. Cardinal may, at its sole discretion, correspondingly [***]. and will make such documentation, upon request, available to [***] the requesting party. Cardinal and CVS will [***] are not supported [***].

      2.    [***].

            [***] is defined as one of the following scenarios:

              [***]            [***]

      Each [***] will provide the applicable [***], which will be transmitted electronically or via facsimile) of all inbound receiving [***] discrepancies within. The WDN must be [***] associate with a copy to [***] Department. Cardinal will use all reasonable efforts to respond to a WDN within [***] of receipt of each such WDN. [***] CVS will process a [***] (subject to Section 2(b) Disclosure Schedule) for the value of the discrepancy. Cardinal may request and CVS will provide additional written documentation in support of [***]. If Cardinal, through its own review, has documentation which refutes CVS' claim, then CVS and Cardinal shall review such documentation and any necessary adjustment will be made. Discrepancies that remain unresolved [***] following the date of the WDN will be presented to senior management at both Cardinal and CVS, for resolution.

      3.    [***].

            [***] is defined as one or more of the following scenarios:

              [***]            [***]

      [***] department will provide Cardinal with notice of all [***] on or before the [***] for the applicable invoice. Prior to submitting such notice to Cardinal, CVS agrees to re-verify the CVS [***] of the [***]. The written notice for [***] will take the form of [***] which will be generated and provided to Cardinal by [***] (the "ADN"). This ADN will include the purchase order number, items involved, quantities, amounts and nature of the exception. [***] (subject to Section 2(b) Disclosure Schedule) for the value of the discrepancy. Cardinal may request and CVS will provide additional written documentation in support [***]. If Cardinal, through its own review, has documentation which refutes CVS' claim, then CVS and Cardinal shall review such documentation and any necessary adjustment will be made. Cardinal and CVS will use all reasonable efforts to resolve the [***] discrepancies within [***] of receipt from CVS of the fully completed ADN. Discrepancies that remain unresolved [***] following the date of the ADN will be presented to senior management at both Cardinal and CVS for resolution.

      4.    [***].

            a.    [***].

            [***] by reason of overage, wrong item, unapproved, short-dated or damage relating to [***] (subject to Section 12 Disclosure Schedule) to the applicable Cardinal servicing division within [***] of physical receipt of the product. CVS will label the product [***], attach a completed WDN, and [***]. CVS will process [***] due Cardinal in the [***] of the [***] subject to Section 2(b) Disclosure Schedule.

            b.    [***].

      [***] by reason of overage, wrong item, unapproved, short-dated or damage relating to replenishment [***] and [***] (subject to Section 12 Disclosure Schedule) [***], within [***] of physical receipt of the product. In addition, if CVS [***] a [***] or [***] relating to [***] of such [***] (that arises while such [***]), then CVS will [***] such [***]. CVS will provide the applicable Cardinal servicing division with a completed WDN. CVS will [***] Cardinal in the [***] of the [***] subject to Section 2(b) Disclosure Schedule

            c.    [***].

      [***] resulting from [***] (subject to Section 12 Disclosure Schedule) [***]. CVS will [***] from [***] CVS owes Cardinal with respect to such [***] subject to Section 12 Disclosure Schedule.

      [***] (but not related to [***]) or [***]to CVS' [***], or [***] to the [***], as CVS [***].

      [***] will be handled on an [***] with a process to be mutually agreed upon by both CVS and Cardinal.

C.    CVS [***] DISCREPANCIES

      The following provisions apply to [***].

      1.    [***].

            A [***] is defined as one of the following scenarios:

               [***]            [***]

      The Cardinal [***] CVS DC Pharmacy DC with a WDN [***] receiving discrepancies between physical product and the accompanying CVS packing list. Cardinal will use its reasonable efforts to notify CVS within [***] of physical receipt of product; however, in order to [***] CVS, [***] will be [***] which could [***] of [***] up to an [***] (except for [***], which Cardinal will [***] notify CVS of physical receipt within [***]). The WDN must be transmitted directly to the [***] associate with a copy to CVS' corporate purchasing department. CVS will use all reasonable efforts to respond to a WDN within [***] of receipt of each such WDN; however, in order to [***] such notification may be delayed, but not to exceed [***] will communicate the [***] and corresponding resolution to their respective [***] departments. CVS will [***] Cardinal (subject to Section 2(b) Disclosure Schedule) for the value of the discrepancy. Cardinal may request and CVS will provide additional written documentation in support [***]. If Cardinal, through its own review, has documentation which refutes CVS' claim, then CVS and Cardinal shall review such documentation and any necessary adjustment will be made. Discrepancies that remain unresolved [***] following the date of the WDN will be presented to senior management at CVS and Cardinal distribution centers, for resolution.

      2.    [***].

            [***] is defined as one or more of the following scenarios:

                [***]          [***]

      As a result of the [***] of a [***] (in an [***]) created by CVS, Cardinal will [***] that exist between the [***]. Prior to submitting [***] report to CVS, Cardinal [***] to re-[***] the Cardinal DC's claim of the [***]. The [***] for will take the form of a standard exception report (in a form mutually agreed to by both Cardinal and CVS) which will be generated and [***]. The ADN must include the CVS packing list, items involved, quantities received by [***], pricing and nature of the exception. CVS will [***] (subject to Section 2(b) Disclosure Schedule) for the [***]. Cardinal may request and CVS will provide additional written documentation in support of [***]. If Cardinal, through its own review, has documentation which refutes CVS' claim, then CVS and Cardinal shall review such documentation and any necessary adjustment will be made. Cardinal and CVS will use all reasonable efforts to resolve the [***] within [***] of receipt from CVS of the fully completed ADN. Discrepancies that remain unresolved [***] following the date of the ADN will be presented to senior management at both Cardinal and CVS for resolution.

D.    [***]

                                       [***]

                                       [***]

      [***]                   - [***]

                                       [***]

      [***]                   - [***]

                                       [***]

      [***]                   - [***]

                                       [***]

                                       [***]

      [***]                   - [***]

E.    [***]

The process relating to [***] is described in the Section 10(b) Disclosure Schedule. The following process applies to all other [***]. If CVS then will [***]. Cardinal may, at its sole discretion, correspondingly [***] Cardinal owes to such [***]. CVS and Cardinal will be responsible to maintain detailed support documentation for any [***] and will make such documentation, upon request, available to the requesting party. Cardinal and CVS will not allow [***] if such [***] are [***] by detailed documentation. The following terms and conditions apply to the [***]:

            a. CVS will [***] which CVS reasonably believes are [***]. Cardinal may, at its sole discretion, correspondingly [***] owes to such [***].

            b. CVS and Cardinal will [***] of their [***]. CVS will or [***] to [***] to for [***]. From time to time, CVS may identify a need to process a [***] for which Cardinal has a [***], in these cases, CVS will process [***] to Cardinal for [***] CVS. Upon request, CVS will provide Cardinal with documentation [***] to substantiate each [***]. This documentation may exclude [***] if such information is deemed to be confidential information, as reasonably determined by CVS.

            c.    Cardinal, at its sole discretion, will [***] from the [***].

            d.    CVS and Cardinal will work together to mutually [***].

F.    [***]

Cardinal and CVS recognize the importance of maintaining adequate inventory of all CVS warehoused items, without compromising the [***] embedded in this Agreement. To that end, Cardinal will provide CVS with a [***]. The [***] shall be defined as the [***]. The [***] will be [***] using the following [***]:

[***]

This [***] is inclusive of any [***].

The [***] shall be maintained with the aggregate number of inventory days in each of the [***] to not exceed [***]. Execution of the [***] detailed in
Section 12 Disclosure Schedule will not [***] CVS' [***], or CVS' [***] to [***] Rx Products.

With respect to the [***] (as defined in Section 12 Disclosure Schedule) if CVS [***] Cardinal that the aggregate [***] to the [***] during any [***] is less than [***], then Cardinal will [***] to [***] with CVS to [***] its [***] commitments.

Additionally, Cardinal commits to [***] by [***] that will lead to a [***] at CVS Pharmacy DCs and Pharmacies.

                                                SECTION 2(c) DISCLOSURE SCHEDULE

                                [***] MERCHANDISE

As of January 1, 2004, Cardinal is [***] on CVS' behalf.

                                                SECTION 3(a) DISCLOSURE SCHEDULE

                            PHARMACIES PURCHASE PRICE

[***]

During the term of this Agreement [***] through [***], the Pharmacies' aggregate purchases of [***] (collectively referred to herein as the "[***]").

During Cardinal's quarterly business review, Cardinal will provide CVS with purchasing information to substantiate the [***] performance.

COST OF GOODS FOR [***]

CVS will pay to Cardinal a Cost of Goods for [***] as follows [***]:

Rx Products (FDB branded)          [***]%
[***]                              [***]
[***]                              [***]
Home Health Care/DME               [***]
HBC/OTC                            [***]
[***]                              [***]

For the purpose of this Agreement "[***]" shall mean CVS will [***] (i.e. a [***]) for all Merchandise for which a purchase order has been issued as of the date the Merchandise was [***].

CII orders must be shipped [***]. CVS reserves the [***] any CII order that [***] any [***].

All Merchandise being delivered from Cardinal to CVS Pharmacies must have at least [***]. Under no circumstances will Merchandise be delivered to Pharmacies with [***] without expressed written approval by CVS' Vice President of Pharmacy Merchandising for each occurrence. Furthermore, Cardinal represents that it is, and will continue to be during the term of this Agreement, an industry leader in implementation of processes, practices and safeguards to prevent the distribution of Merchandise will [***] to Pharmacies.

The foregoing Cost of Goods does not apply to Merchandise which is subject to a [***], which will instead be [***] at the [***] for the Pharmacies. Cardinal [***] the Cost of Goods of [***]of Merchandise in the event that the [***] of such item [***] which [***] the [***] effective on the Commencement Date with respect to such item. The [***] to the [***] for such item [***].

                                                SECTION 3(b) DISCLOSURE SCHEDULE

                               COST OF GOODS [***]

CVS will [***] to Cardinal its [***] with respect to all [***]. [***] means the [***] for [***]. CVS will [***] and the [***] (except as set forth in the Section 12 Disclosure Schedule) on its [***] at the time the [***] Cardinal's [***].

                                                SECTION 3(c) DISCLOSURE SCHEDULE

                                      [***]

Pharmacies will be eligible for the following Cost of Goods [***] based upon the [***]:

            [***]           [***]         [***]           [***]
            -----           -----         -----           -----
            [***]           [***]         [***]           [***]

If CVS' [***] during a calendar quarter is less than [***] will be mutually determined [***].

At the end of each calendar quarter, Cardinal and CVS will evaluate CVS' [***] during such quarter (i.e., Purchases and [***] Purchases only) of all Pharmacies [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs.

The [***] will be [***] as follows: Cardinal and CVS will [***]. Utilizing this calculation Cardinal and CVS will [***]to 1 for the [***].

For example, during a calendar quarter, CVS' [***] then CVS' [***] Cardinal's Cost [***]. Conversely, if CVS' [***] during a calendar quarter, then CVS' [***] Cardinal's Cost [***].

In addition, if CVS [***] CVS' qualified monthly purchases per Pharmacy [***], then CVS may elect to [***], and [***] following the date of [***] only. If CVS [***] Cardinal [***] Cardinal [***] or CVS [***] to [***] such [***] of the [***], then such [***].

The [***] is a "[***]" as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). [***] and any other "[***]" received by CVS from Cardinal under any state or federal program which provides cost or charge-based reimbursement to CVS for the Merchandise purchased by CVS under this Agreement.

                                                   SECTION 4 DISCLOSURE SCHEDULE

                                  PAYMENT TERMS

[***] PURCHASES AND [***] PURCHASES.

      (i) Payment Term. Not later than the [***], CVS will cause Cardinal to [***] for all Merchandise delivered and services performed [***].

      (ii) Form of Remittance. Each payment by CVS to Cardinal will be accompanied by a remittance in a form deemed acceptable to Cardinal and CVS ([***]).

      (iii) [***]. At the end of each calendar quarter, Cardinal will evaluate [***] based on [***] in accordance with the table set forth below, adjusted to reflect legitimately disputed amounts (such as duplicative invoices and incorrect billing information). CVS and Cardinal acknowledge that CVS' Cost of Goods is based upon [***] days sales outstanding. CVS will pay Cardinal [***]% (an effective annual percentage rate of [***]%) that CVS' [***] (i.e., where CVS' [***] are greater than [***]), up to [***] days, calculated in accordance with the formula set forth below. CVS will pay Cardinal a penalty for [***]% (an effective annual percentage rate of [***]%) per [***], from the first day, that CVS' [***] in excess of [***] (i.e., where CVS' [***] are greater than [***]). Cardinal will pay CVS [***] amount equal to [***] (an effective annual percentage rate of [***]%) per [***] CVS' [***] (i.e., where CVS' [***] are less than [***]). Notwithstanding the foregoing, [***] either by CVS or Cardinal in the event that CVS' [***] are greater than [***] but equal to or less than [***] (i.e., [***]).

      For example:

      [***]      [***]      [***]     [***]     [***]     [***]     [***]
      -----      -----      -----     -----     -----     -----     -----
      [***]      [***]      [***]     [***]     [***]     [***]     [***]

      Cardinal will deliver to CVS an analysis of CVS' [***] in aggregate format, or other mutually acceptable format, on a weekly basis for informational purposes [***] (i.e., to assist CVS in managing its[***]). If the above calculation indicates[***], then CVS will pay Cardinal such amounts within for [***] such amounts. If the above calculation indicates that[***], then Cardinal will [***] in the form of [***] within [***] days following the end of the applicable quarter.

The parties may, but will not be obligated to, agree to a [***] whereby [***]. In such event, [***] (other than that to which the parties mutually agree) [***].

[***]

CVS will cause Cardinal to receive payment in full for all [***] that are [***] not later than [***] prior to the date upon which Cardinal [***]. If payment is due on Saturday, CVS will cause Cardinal to receive payment in full on the[***], and if payment is due on

Sunday, CVS will cause Cardinal to receive payment in full[***]. CVS will cause Cardinal to receive payment in full for [***] that are [***] not later than [***] after the date of the invoice (invoice date will equal ship date) for such product.

Notwithstanding the above paragraph, Cardinal and CVS agree to [***] for [***] in order to [***] of CVS [***] as detailed in Section 12 Disclosure Schedule.

Cardinal and CVS agree and acknowledge that [***]. Accordingly, in the event Cardinal or CVS [***], Cardinal or CVS will [***], and the [***]. If the problem is not cured to Cardinal's or CVS' satisfaction, then such party will [***], as further described below, that applies [***]. Notwithstanding the foregoing, CVS or Cardinal will [***]. Any [***] or [***] by Cardinal or CVS to [***]. Cardinal and CVS will work together in obtaining full value for such [***] as further set forth in the [***] described in Section 2(b) Disclosure Schedule. Further, CVS and Cardinal will be responsible to maintain detailed support documentation [***] and will make such documentation, upon request, available to the requesting party. Cardinal and CVS will not [***] if such [***] are not supported by detailed documentation.

With respect to [***], CVS will [***] or [***].

With respect to all [***], or [***] CVS, Cardinal will [***].

The parties may, but will not be obligated to, agree to a [***] whereby [***]. In such event, [***] (other than that to which the parties mutually agree), as long as payments are made when due in accordance with the agreed upon schedule.

                                                SECTION 6(a) DISCLOSURE SCHEDULE

                           CARDINAL COMPUTER SERVICES

                                      [***]

CARDINALCHOICE(R)-HQ

                                                 CVS' Cost
                                                 ---------
      Hardware Estimate                          [***]
                [***]                            [***]

      Software Initialization
                [***]                            [***]
                [***]                            [***]
                [***]
                [***]                            [***]

      Support
                [***]                            [***]

Cardinal [***] to all CVS' locations ([***], and support locations) Cardinal.com. CVS may access Cardinal.com, a healthcare internet web portal, [***], during the term of this Agreement. Cardinal will assist in the transitioning of CVS locations to Cardinal.com by [***] to their [***] and as needed [***].

[***] CVS Pharmacies to be [***] or.

                                                SECTION 6(b) DISCLOSURE SCHEDULE

                              BASE SERVICE PACKAGE

PROGRAMS & SERVICES                                  FREQUENCY

[***]                                                    [***]

REPORTS                                              FREQUENCY

[***]                                                    [***]

BASE PACKAGE FEE: [***]
                  [***]

                                                SECTION 6(d) DISCLOSURE SCHEDULE

                                 EMPLOYEE [***]

[***] of a CVS [***] Manager ("EMPLOYEE") who will serve as an intermediary between Cardinal and CVS specifically related to the management of the Store Rx Purchases. It is understood that the Employee shall be [***] and that the Employee's [***] and [***] shall be the [***] for all claims and liabilities, whether alleged or actual, relating to the Employee.

Cardinal will [***] of this Employee pursuant to the schedule defined below:

                   [***]                                 [***]

                                                SECTION 6(e) DISCLOSURE SCHEDULE

                                  [***] PROGRAM

The [***] program allows CVS Pharmacies to purchase selected[***]. These Rx Products have been acquired from a division of Cardinal Health registered with the Food and Drug Administration ("FDA"), that [***] from a larger quantity or bulk containers into smaller quantities. [***] into FDA approved [***] are driven by the difference [***] smaller package size. Depending on [***], Cardinal establishes a [***] that is applied to the smaller equivalent package size. CVS' [***] is also factored [***] to further [***]. For example:

[***]

In order to maximize overall efficiency and profitability Cardinal will [***] any [***] item which [***] the CVS Authorized [***] as amended from time to time by CVS. CVS' Authorized [***] as of execution of this Agreement is detailed below. Cardinal will also [***] items and detailed within Section 6(e) Disclosure Schedule.

As part of this program, Cardinal will invoice CVS' Pharmacies at [***] for such Rx Product as of CVS' PO date for all [***] items purchased by Pharmacies. Then on a monthly basis [***] in the form of a [***] so that CVS receives such [***] within [***] from the close of said month. The [***] will be mailed in hard copy form to CVS' Manager of Wholesaler Programs Cardinal will provide CVS with [***] equal to the [***] related to all [***] items. Such [***] will be accompanied by a report detailing CVS' [***] for said [***]. The accompanying report will include but not be limited to: label name, manufacturer, CVS item number, NDC, quantity, [***]

CVS AUTHORIZED [***]

                            [***]
                            [***]
                                                    ITEM
       LABEL NAME           MANUFACTURER           NUMBER           NDC
                            [***]
[***]  [***]         [***]                             [***]           [***]

[***]

[***]

                                                SECTION 7(a) DISCLOSURE SCHEDULE

                                      [***]

[***]

[***]

[***]

[***]

[***]

                                                SECTION 7(b) DISCLOSURE SCHEDULE

                            [***] FOR THE PHARMACIES

CVS will be [***] for the following [***] Rx Product [***]:

             [***]                                         [***]
             -----                                         -----
             [***]                                         [***]

Cardinal will provide CVS with a monthly report detailing the Pharmacies' [***] Rx Products [***]. At the end of each Program Year, Cardinal and CVS will [***] Rx Products [***] during such Program Year. The [***] will be [***] (as set forth in the table above) of CVS' [***] Rx Products by the Pharmacies during the applicable Program Year. The [***], if any, will be [***] in the [***] so that [***] from the close of said Program Year. The [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs. In the event that the [***] will [***] for any reason, Cardinal will use reasonable efforts to give CVS notice no later than [***] prior to the end of the then-current Program Year.

The [***] is a "[***] " as such term is used under section 1128(B)(3)(A) of the Social Security Act, 42 U.S.C. 1320a-7b(b)(3)(a). [***] and any other "[***] " received by CVS from Cardinal under any state or federal program which provides cost or charge-based reimbursement to CVS for the Merchandise purchased by CVS under this Agreement.

                                                   SECTION 9 DISCLOSURE SCHEDULE

                                PHARMACIES [***]

Cardinal will exercise best efforts to provide the Pharmacies with the following [***] (as defined within this disclosure schedule), calculated [***] as described below: (a) [***] adjusted with respect to [***] Rx Products; (b) [***] adjusted with respect to [***]; (c) [***] adjusted with respect to [***]; and
(d) [***] with respect to [***] (the "[***]").

[***]

For purposes of this Agreement, "[***] for during [***] will be calculated using the following formula:

[***] Rx Products [***].

[***] submitted to Cardinal will be included in the [***], including, but not limited to: [***].

The following items of merchandise are excluded from the [***] and in aggregate constitute all "AUTHORIZED ADJUSTMENTS":

      1. [***] - [***] will [***] upon agreement between Cardinal and CVS that [***]. Cardinal will verbally communicate any [***] for which an adjustment [***] is requested to CVS' Assistant Category [***], in the event that person is unavailable, Cardinal will notify the Director, Category [***]. Notification to CVS should only be made after Cardinal has [***] such product [***] on its own. Upon notification from Cardinal, CVS will [***] or [***]. Upon CVS [***], the [***] will be considered an Authorized Adjustment. [***].

      2. CVS [***]- CVS may specifically request that [***]; CVS' Assistant Category [***] will notify Cardinal in writing of these items. In addition, [***]; if the Pharmacy specifically requests (phone in orders without a documented detailed specific request by CVS will [***] Authorized Adjustment) Cardinal [***], then said item will be considered an Authorized Adjustment. Cardinal will provide CVS on a monthly basis a report by item of the number of store [***] to include but not be limited to: CVS store number, NDC, item description, date, and quantity. Reports should be provided no later than five (5) days following the close of the respective month.

      3. [***] - an adjustment to the [***] will be [***] or CVS' [***] as provided from time to time, which [***]. Adjustment amount will only be for the [***].

            For example, if [***].

      4. [***]- CVS [***] in CVS commits to the timely notification of all such changes in an electronic format; in addition, on a monthly basis CVS will provide an updated complete [***]. Cardinal will make available to CVS [***] within [***] from notification. [***] will be adjusted for the [***]following CVS notification, during which Cardinal may [***] CVS stores [***] if applicable.

Cardinal's [***] commitment for CVS will become effective as of [***], however, CVS will not be eligible for [***] until [***].

Both Cardinal and CVS agree the achievement of the [***] on a monthly basis represents a material aspect of this Agreement. Failure by Cardinal to maintain a monthly [***] of [***] with respect to the [***] (which includes [***] Rx Products [***]) (a "[***]") will [***] CVS [***] for its [***] (as defined herein). For purposes of this Schedule 9 Disclosure Schedule, the term "[***]" means [***]. CVS will calculate and present [***], if any, to Cardinal before processing any [***] related to any [***] to CVS in connection with [***].

For example, if the [***] is calculated at [***] for any given month, [***].

Cardinal and CVS agree to meet at CVS' Support Center as necessary to review the [***] performance and to [***] in order to [***] defined within this Section 9 Disclosure Schedule.

[***]

Cardinal recognizes [***] can have on CVS' ability [***] their customers. Therefore, both Cardinal and CVS agree that the [***]. To that end, Cardinal and CVS will mutually agree to terms that will reflect the significance of [***]. The terms will be specific towards each party's responsibilities, the calculation of [***], and remedies [***]. CVS and Cardinal agree that the arrived at structure of the [***].

                                               SECTION 10(a) DISCLOSURE SCHEDULE

                      PHARMACIES MERCHANTABLE PRODUCT [***]

GENERAL POLICY.

The parties acknowledge that [***]. Product in "merchantable condition" (as defined below) may generally be returned to Cardinal from which the product was originally purchased if the return is made within the timeframes and subject to the terms and conditions described below: [***].

RETURN MADE WITHIN:                 NORMAL CREDIT AMOUNT:

[***] Days from Invoice Date        [***] of original invoice amount paid by
                                    customer. This policy [***].

More than [***] Days                [***] of [***] or other "cost" paid by
                                    customer (i.e., not including any [***].

Merchandise will be considered to be in "MERCHANTABLE CONDITION" except for the following:

A. Any item which has been [***], is without all original packaging, labeling, inserts, or operating manuals, or that is stickered, marked, [***], or otherwise [***].

B.    [***] outdated, or [***] and items purchased on a [***].

C. [***] and is specially assured that such merchandise was properly stored and protected at all times and such merchandise is returned separately in a package marked as such and accompanied by a separate credit request form.

D. In order for CVS to achieve compliance [***], CVS will return product (in Merchantable Condition) to Cardinal [***] in the CVS Pharmacy DCs ([***] Rx Products [***]). Further, CVS agrees that Cardinal may [***] in the CVS Pharmacy DCs, as indicated in the CVS monthly on-hand inventory electronic report provided to Cardinal by CVS.

CONTROLLED SUBSTANCES.

Credit for the return of controlled substances requires a separate Merchandise Return Authorization Form ("MRA FORM") and must comply with all federal and state procedures and requirements in addition to the terms and conditions described herein.

SHORTS AND DAMAGED MERCHANDISE.

Claims of order shortages (i.e., invoiced but not received), order errors and damage must be reported within [***] from the applicable invoice date. Controlled substance shortage claims must be reported immediately per DEA requirements.

[***]

CVS Pharmacy returns in dollars [***] of qualified monthly purchases of all of the Pharmacies (in dollars, each calendar month) excluding [***]. Because [***] to Cardinal if such [***] (excluding [***]), CVS and Cardinal mutually agree that Cardinal will [***] of those items which are included in the CVS monthly on-hand inventory electronic report provided to Cardinal by CVS. This [***] is designed to [***]. CVS and Cardinal may agree from time to time to implement a [***] in cases where CVS Pharmacies are [***]. The parties will agree to the [***] on an individual basis. [***].

[***] AND CARDINAL CREDIT REQUEST FORM.

Prior to returning any product to Cardinal, each customer must [***] verifying that all returned merchandise has been kept [***]. All requests for credit must be submitted [***]. A fully completed [***] must accompany [***]. A fully completed form includes, but is not limited to, the following information: the invoice number and invoice date for the merchandise to be returned. All return credit memos will have corresponding reference numbers that will provide CVS with a complete audit trail for reconciliation.

[***]

[***] must be placed in a proper shipping container and, for merchandise valued at more than [***] when the product is picked up. All MRAs will be reviewed by Cardinal for compliance with the [***] within this Section 10(a) Disclosure Schedule. Cardinal will process credits within [***] of receipt of merchantable product from CVS. In instance were credit has not been received for product [***] to Cardinal for which Cardinal has no record of said [***].

MONTHLY REPORTING.

Cardinal will provide an electronic report on a monthly basis, which will detail
(1) [***], (2) [***], (3) information relating to returns in excess of [***], and (4) [***].

OTHER RESTRICTIONS.

This policy is further subject to modification as may be deemed necessary to comply with applicable federal and/or state regulations, FDA guidelines, and state law.

                                               SECTION 10(b) DISCLOSURE SCHEDULE

                                      [***]

The process relating to [***] is described in the Section 2(b) Disclosure Schedule. The following process applies to [***]"

GENERAL POLICY.

The following process applies to [***]. If CVS [***] and CVS reasonably believes [***] (as determined by [***]), then CVS and Cardinal will follow the process detailed below to [***]. CVS and Cardinal will [***].

Instead of [***], CVS will [***] as in effect from time to time will be the basis of valuing all of [***].

Product may be returned to [***] (a) with which [***], (b) are not either [***], or (c) which do not have [***]. If CVS elects to [***]. CVS may decide at its own discretion the most efficient process to [***] to [***], if applicable. Any [***] selected by CVS must enter into a confidentiality agreement, in a form mutually acceptable to Cardinal and CVS, prior to accepting [***].

[***]

CVS and Cardinal will [***] under this policy to its selected [***], if applicable. [***] will [***]. CVS will instruct the [***] to provide [***] on behalf of CVS.

CVS will instruct each [***] by CVS and is returned through a [***], and to [***] prepared by the [***]. CVS and Cardinal acknowledge that CVS will handle, [***] manufacturer or supplier with which [***].

CVS will pay [***] for all of such [***] fees relating [***] hereunder, including, but not limited to, [***] delivery and [***], reporting, EDI transactions, which will be [***].

CVS' account will be adjusted in accordance with the following procedure:

1) Once per week, Cardinal will [***]. Cardinal will [***] and will provide said information to CVS upon request in a mutually acceptable electronic format.

2) Cardinal will [***] received by Cardinal which has been [***]. CVS may [***]. Cardinal may, at its sole discretion, correspondingly [***].

3) In addition, Cardinal [***]. CVS and Cardinal recognize that this general process will vary [***] with respect to the methods as well as the associated timelines. That being said, CVS [***]. CVS will use all reasonable means to expeditiously resolve identified issues to the satisfaction of all associated parties. For [***], Cardinal will [***].

4) At the end of each calendar week, Cardinal will [***] and CVS will [***]. This [***] will consist of [***] from the following detailed transactions completed in the current calendar week: [***] Cardinal will [***]. Accordingly, Cardinal will [***]. Cardinal may not [***]. CVS, at its discretion, may notify Cardinal in writing in order to change either of the [***] detailed in the preceding sentence. Cardinal will not [***]. Furthermore, CVS stipulates [***]. Therefore, Cardinal may [***]. In addition, upon Cardinal's request (as often as monthly), CVS will provide Cardinal on a confidential basis (subject to Section 17 of this Agreement) a report that summarizes [***]. Cardinal will not contact any manufacturer related to the information contained in [***]. In return for Cardinal's strict confidentiality as it pertains to [***], CVS will [***] listed in the [***]. Any [***] memo identified in the [***] shall be [***]. CVS will not be financially responsible if Cardinal takes actions that are not consistent with this Section 10 (b) Disclosure Schedule.

The [***] will not be subject to Section 16 of this Agreement; instead the following audit process will apply. Not more than once in any [***] period, and following [***] advance written notice to CVS, Cardinal will have the right to appoint an agent(s) (as further described below) to review those relevant records applicable to such [***]. Said audit will be strictly limited to verifying the following: 1) [***], and 2) that [***]. No other terms or conditions contained within the [***] or any other information gained through such audit process shall be disclosed to Cardinal. Cardinal may only review records relating to the [***] through an employee of one of the top national accounting firms deemed reasonably acceptable to CVS (i.e., not a Cardinal employee). Any such review will be limited to [***] of historical information as of the date such review begins. The information will be subject to a confidentiality agreement prepared by CVS and signed by Cardinal and its agent(s) who will have access to the information prior to beginning the review. Notwithstanding the foregoing, Cardinal may only appoint agents who are employees of one of the top national accounting firms, as may be deemed reasonably acceptable to CVS.

In addition, the parties hereby acknowledge and agree that upon reasonable written request from Cardinal, CVS shall deliver to Cardinal a [***]. The [***] provided will indicate that: (i) CVS has [***], (ii) CVS will [***] and (iii) Cardinal has, and will have, [***] contained in the [***] so long as Cardinal does not take actions that are inconsistent with the provisions of this Disclosure Schedule.

If Cardinal believes it will be harmed due to [***], then Cardinal may at its option [***]. This resolution process will be executed so that the related transactions [***]. With that being said, CVS will work with Cardinal to resolve all [***] to the mutual satisfaction of both parties.

5) As long as CVS causes the [***] (if applicable) to transmit to Cardinal information required by Cardinal [***] acceptable to Cardinal, then Cardinal will [***]. However, due to the excessive labor expenses Cardinal will incur if the information is not transmitted in an [***] acceptable to Cardinal, including but not limited to [***], CVS will [***]. In addition, Cardinal will use its reasonable efforts to notify CVS promptly if the [***] is unable to deliver the required information in [***].

With the weekly credit information, Cardinal will [***]. As well, as often as monthly, Cardinal will provide CVS with [***]. Cardinal [***].

If Cardinal [***], Cardinal will [***].

[***]

If Cardinal is unable to execute the process detailed within this disclosure schedule with [***] for any reason, then CVS may [***] in accordance with the financial process established within this disclosure schedule. Cardinal may, at its sole discretion, correspondingly [***] according to its [***] to the applicable manufacturer or supplier. With that being said, CVS will work with Cardinal to resolve [***] to the mutual satisfaction of both parties.

[***]

CVS currently [***]. In the event that [***] (Pharmacies and CVS Pharmacy DCs, if applicable). Notwithstanding the foregoing, Cardinal will not [***]. It will be [***] sole responsibility [***] (with copy to [***] subject to Section 13) [***] that CVS utilizes its [***].

Cardinal and CVS may mutually agree to modify this [***] in writing from time to time, except where required by law (in which case, Cardinal or CVS may modify this [***] without mutual agreement).

                                               SECTION 11(h) DISCLOSURE SCHEDULE

                                      [***]

[***] Agreement [***] to Section 11(h) [***] the expiration of the Initial Term, then [***] within [***] after the date of [***], an amount equal to [***] (the "[***]").

In the event [***] this Agreement [***] pursuant to Section 11(h) [***] the expiration of the Initial Term, then [***] an amount equal to [***] within [***] after the date of [***] (the "[***]").

The parties hereby acknowledge and agree that the amount of the [***] represents, among other factors, [***] during the Initial Term of this Agreement. The parties hereby acknowledge and agree that the amount of the [***], among other factors, a [***] during the Initial Term of this Agreement. Furthermore, the parties acknowledge and agree that the [***] negotiated in good faith and [***]. Finally, upon [***] of this Agreement for any reason, CVS will work with Cardinal in accordance with a reasonable schedule agreed to by the parties so that all outstanding amounts due and owing to Cardinal are paid [***] date and all outstanding issues are resolved.

                                                  SECTION 12 DISCLOSURE SCHEDULE

                                      [***]

The goal of the [***] is to [***] under which Cardinal will [***] which are or become part of this Agreement. The parties agree and acknowledge that this [***] is part of this Agreement, and is not a separate or distinct agreement.

Notwithstanding anything in this Agreement to the contrary, the [***].

The [***] is designed to [***].  CVS will [***].

As part of the [***], Cardinal will [***] (in addition to [***]) for the respective [***] during the term of this Agreement. The [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs. Additionally, Cardinal will [***] with the [***] detailed in Section 2(b) Disclosure Schedule [***]. In return for [***] and the [***], Cardinal [***] through certain [***] as described below.

[***] as of the execution of this Agreement with the exception of [***] (as detailed in and subject to Section 12 Disclosure Schedule) . Cardinal will [***]. In return for [***] from [***] until [***], by [***], Cardinal will [***]. The timing of [***].

CVS will not be required to [***] sole determination. The [***] Exhibit below details [***] CVS will [***] to Section 12 Disclosure Schedule) and the corresponding [***] to be amended in writing pursuant to Section 13 upon mutual agreement of CVS and Cardinal. While CVS and Cardinal may both agree that it is in the best interest of both parties to [***] and will occur at [***].

CVS is under no obligation to [***] at its sole discretion. With that said, CVS and Cardinal may [***] sole discretion. So that Cardinal and CVS can [***], Cardinal will provide to CVS in an electronic format a detailed weekly report detailing said [***] The [***] will include but not be limited to the following elements as it pertains to Cardinal [***]. As it pertains to [***] Report only, Cardinal will [***]. All other data elements will be updated [***] and immediately sent to CVS [***] accurately representing Cardinal's [***] available to CVS as of the creation of the [***].

[***]

For all of [***] etc, CVS will [***] within [***] of the end of each CVS fiscal quarter in the form of [***] (in addition to [***]) [***] during the term of this Agreement. [***]. CVS and Cardinal will agree with [***].

For example; [***], then Cardinal will [***].

Further terms and conditions of the [***] are as follows:

      1) CVS and Cardinal will [***] within [***]of the respective CVS fiscal month's end or as soon as practical.

      2) The [***] will not be applied [***]. The [***] will be automatically applied [***].

      3)    CVS contract pricing on [***].

      4)    The [***] is based on the assumption that Cardinal will not [***].

      5)    Cardinal will not [***]. However, Cardinal will [***]:

                  a.    [***].

                  b.    [***].

                  c.    [***].

      6) At the start of this Agreement, Cardinal will [***]. To that end, CVS and Cardinal have agreed that [***] under this Agreement.

      7)    [***] For example, if [***].

      8)    For all [***].

      9)    If CVS [***], then Cardinal will not [***].

      10)   If CVS [***] (as defined below) [***], then Cardinal will not [***].

[***]

As a function of the [***], Cardinal will [***] as defined below. Through the [***], Cardinal will [***] as further defined below. Notwithstanding anything else in this Agreement to the contrary, Cardinal will [***].

The "[***]" for the [***] are limited to:

    [***]
    [***]
    [***].

Further terms and conditions of the [***] are as follows:

1)    CVS will [***]; CVS will not be required to [***].

2)    CVS [***]to include but not limited to:

      [***]

3) [***]In the event that [***] (Pharmacies and CVS Pharmacy DCs, if applicable). Notwithstanding the foregoing, Cardinal will [***]. It will be [***] sole responsibility to notify [***] in writing (with copy to [***] subject to Section 13) [***] related to [***].

4) CVS will only accept product [***] to CVS Pharmacy DCs that has at least [***]. All products shipped with less than [***] will be considered "[***]". On an exception basis, CVS will [***] with at least [***]. However, both parties agree that no more than [***]. In addition, upon CVS request (as often as monthly), Cardinal will provide CVS a [***]. The [***] will contain all [***] and will [***] (both CVS and Cardinal agree that the [***] will be made available to CVS no later than September 1,
      2004). Notwithstanding anything in this Agreement to the contrary, at no time will Cardinal ship [***] with less than [***] to CVS Pharmacy DCs. With that said, CVS will [***].

Additional terms and conditions of the [***] are as follows:

1.    Term - The [***] will commence as of [***], and terminate upon [***].

2.    [***] - Cardinal will [***]

3. [***] - If Cardinal's [***], and if CVS is [***] then CVS will, upon request by Cardinal, [***]. With respect to the foregoing [***], CVS will [***]. CVS will [***].

                  (a) [***]. On the same day as CVS receives a shipment of [***]
            ordered as part of a [***] related to this [***], CVS will [***]. Cardinal will [***]. CVS will [***] and CVS will [***] based on the applicable payment terms. CVS will [***] and Cardinal will [***]. The process outlined in the Section 2(b) Disclosure Schedule will apply to any discrepancies.

                  (b) [***]. As it pertains to [***] purchases only, on the same day as CVS receives the shipment of [***]

      As it pertains to the payment of [***], Cardinal will receive an invoice from the applicable manufacturer for the [***], and Cardinal will [***], based on the applicable payment terms. As the [***] for such [***] in accordance with the terms of this Agreement. The process outlined in the
      Section 2(b) Disclosure Schedule will apply to any discrepancies.

4. Purchase Information - CVS will provide Cardinal with [***] on behalf of the CVS Pharmacy DCs pursuant to the [***]. Such information will include details regarding all [***] and other information reasonably required by Cardinal to administer the [***]. To assist Cardinal with [***], CVS will provide Cardinal with information reasonably requested by Cardinal including but not limited to [***], and a change in CVS Pharmacy DC that services a particular Pharmacy.

5. Limitations - All [***]. All [***]. CVS will not [***] (outside of this [***]) on behalf of the Pharmacies [***]. It is understood and agreed that Cardinal will not [***]. Furthermore, the parties acknowledge and agree that all information associated with the [***] is confidential information subject to the provisions of Section 17 of this Agreement.

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

6. Records, Audit and Confidentiality - The [***] is subject to the record keeping and audit provisions set forth in Section 16 of this Agreement. Cardinal may [***]. Cardinal will notify CVS in writing (subject to Section 13) prior to the [***] Further, Cardinal will use reasonable efforts to [***]CVS if needed.

7.    [***] - All payments for invoicing under the [***] will be made [***].

8.    Waiver - [***]

9. [***] Relating to the [***] - CVS and Cardinal acknowledge that either party may from time to time may, in good faith,[***]. In the event that either party [***], each party agrees to use all reasonable efforts to resolve all such [***] as expeditiously as possible on a fair and equitable basis. To that end, Cardinal and CVS will assemble a panel consisting of [***] (the "EXECUTIVE COMMITTEE") to resolve [***] and address other issues as they may determine. With respect to [***], a copy of the terms of this Agreement, as amended from time to time, agreed upon facts and [***], and a concise summary of the basis for each side's contentions will be provided to the executives who will review the same, confer, and attempt to reach a mutual resolution of the issue within [***] following either party's receipt of notice of [***].

[***] EXHIBIT.

              [***]                                 [***]
              -----                                 -----
        [***]                                       [***]

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                                                  SECTION 19 DISCLOSURE SCHEDULE

                                    INSURANCE

During the term of the Agreement, CVS and Cardinal will each maintain commercial general liability insurance having a limit of not less than $[***], pursuant to one or more insurance policies with reputable insurance carriers. Upon request, each party will deliver to the other certificates evidencing such insurance. Cardinal's certificate of insurance to CVS will reflect that CVS [***]. Neither party will cause nor permit such insurance to be canceled or modified (exclusive of appropriate replacement policies) to materially reduce its scope or limits of coverage during the term of the Agreement.

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